SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 27, 1996
(Date of earliest event reported)

Commission File No. 33-72966




              The Prudential Home Mortgage Securities Company, Inc.




             Delaware                                 43-1490160
      (State of Incorporation)            (I.R.S. Employer Identification No.)




 5325 Spectrum Drive, Frederick, Maryland                21701
 (Address of principal executive offices)              (Zip Code)




                                 (301) 846-8199
               Registrant's Telephone Number, including area code





             (Former name, former address and former fiscal year, if
                           changed since last report)



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ITEM 5. Other Events

               On March 27, 1996, The Prudential Home Mortgage Securities Company, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1996-4, Class A, Class AP, Class M, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of $173,279,206.22. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1996, among the Registrant, Securitized Asset Services Corporation, as master servicer (the "Master Servicer" or "SASCOR"), First Bank National Association, as trust administrator, and Firstar Trust Company, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1996-4, Class B-3, Class B-4 and Class B-5 Certificates, having an aggregate initial principal balance of $3,087,392.15 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

               As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.2495% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations, originated in connection with the relocation of employees by various corporate employers participating in the relocation program of The Prudential Home Mortgage Company, Inc. and of employees of various non-participant employees. The remaining undivided interests in the Trust Estate are evidenced by the Private Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

               Interest on the Offered Certificates (other than the Class A-4 and Class AP Certificates) will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Subclasses of Class A Certificates, Class AP Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

               An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class AP, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.



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ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                  Description

  (EX-4) Pooling and Servicing Agreement, dated as of March 27, 1996, among The Prudential Home Mortgage
                             Securities      Company,       Inc.,
                             Securitized      Asset      Services
                             Corporation,   First  Bank  National
                             Association,  as trust administrator
                             and  Firstar   Trust   Company,   as
                             trustee.



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               Pursuant to the  requirements  of the Securities  Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE PRUDENTIAL HOME MORTGAGE
                                              SECURITIES COMPANY, INC.

March 27, 1996

                                                    /s/ B. David Bialzak
                                                         B. David Bialzak
                                                          Vice President


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                                INDEX TO EXHIBITS



                                                                   Paper (P) or
Exhibit No.    Description                                        Electronic (E)
  4            Pooling and Servicing                                    E
               Agreement, dated as of March 27, 1996
               among The Prudential Home Mortgage
               Securities Company, Inc., Securitized
               Asset Services Corporation, First Bank
               National Association, as trustee.


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